                                                                    EXHIBIT 99.1

                 AMES TRUE TEMPER REPORTS THIRD QUARTER RESULTS
                         NET SALES INCREASE 2.5 PERCENT

CAMP HILL, Pennsylvania, August 5, 2005 - ATT Holding Co., parent of Ames True
Temper, Inc., reported today the results of the Company's fiscal third quarter ended June 25, 2005.

Third Quarter Results (13-week period ended June 25, 2005)

Net sales for the fiscal 2005-third quarter were $144.8 million, a 2.5 percent increase over $141.3 million for the comparable period in fiscal 2004. Net income was $3.6 million for the third quarter of fiscal 2005, compared to $9.7 million in the third quarter of fiscal 2004. Adjusted EBITDA (which is reconciled to net income on the attached table) for the fiscal 2005-third quarter was $17.0 million, compared to $20.2 million for the fiscal 2004-third quarter.

Year-to-Date Results (39-week period ended June 25, 2005)

Net sales for the 39 weeks ended June 25, 2005 were $360.6 million, a 1.5 percent increase over $355.4 million for the 39 weeks ended June 27, 2004. Net income was $2.7 million for the 39 weeks ended June 25, 2005, compared to $19.4 million for the 39 weeks ended June 27, 2004. Adjusted EBITDA (which is reconciled to net income on the attached table) for the 39 weeks ended June 25,
2005 was $39.9 million, compared to $48.0 million for the 39 weeks ended June
27, 2004.

"We are very pleased with our sales for this quarter. We had a very slow start to the spring selling season, but finished the quarter very strong," said Rich
Dell, President and CEO. "We did an excellent job managing our working capital, especially inventory. This enabled us to better control our outstanding balance on the revolving loan." Dell noted that subsequent to the quarter end the
Company fully repaid the amounts due under the Company's revolving credit facility.

"While commodity costs are still putting significant pressure on our margins, we continue to explore cost saving measures. After the quarter ended, we finalized our fourth joint venture agreement in China," noted Dell. "This agreement provides us with another source of product components and is structured similarly to our existing joint ventures."

The Company originally announced guidance for net sales for its fiscal 2005 to range from $450 million to $460 million, with adjusted EBITDA of $46 to $50 million. The Company has not altered the guidance, but did note that the full year results are expected to be at the low end of the previously reported guidance.

Ames True Temper, Inc. is a leading North American manufacturer and marketer of non-powered lawn and garden tools and accessories.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of
Section 27A of the Securities Act, and Section 21E of the Securities Exchange
Act of 1934. All statements other than statements of historical fact are
"forward-looking statements" for purposes of federal and state securities laws.
Forward-looking statements may include the words "may," "will," "plans,"
"estimates," "anticipates," "believes," "expects," "intends" and similar expressions. Although Ames believes that such statements are based on reasonable assumptions, these forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected or assumed in its forward-looking statements. These factors, risks and uncertainties include, among others, the following:

     * The Company's liquidity and capital resources;

     * Sales levels to existing and new customers;

     * Increased concentration of its customers;

     * Seasonality and adverse weather conditions;

     * Competitive pressures and trends;

     * Changing consumer preferences;

     * New product and customer initiatives;

     * Risks relating to foreign sourcing, foreign operations and availability of raw materials;

     * The Company's ability to successfully consummate and integrate acquisitions; and

     * General economic conditions.

The Company's actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. The Company can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition.
The Company does not intend, and undertakes no obligation, to update any forward-looking statement.

CONTACT: Eric Aumen, Director, Investor Relations and Public Reporting,
+1-717-730-2933, investor@amestruetemper.com, for Ames True Temper, Inc.

                                 ATT HOLDING CO.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)



                                                               PREDECESSOR
                                                               -----------
                                                    JUNE 25,     JUNE 27,   SEPTEMBER 25,
                                                     2005         2004         2004
                                                   ---------    ---------    ---------
                                                  (unaudited)

ASSETS
Current assets:
  Cash and cash equivalents                        $   1,494    $     903    $   1,250
  Trade receivables, net                              95,854       91,872       57,904
  Inventories                                         86,407       95,788       98,217
  Deferred taxes                                       3,929        7,449        4,387
  Other current assets                                 6,846        5,051        6,289
                                                   ---------    ---------    ---------
Total current assets                                 194,530      201,063      168,047

Property, plant and equipment, net                    61,402       29,185       63,677
Pension asset                                            673       22,803          247
Intangibles, net                                      81,203       13,178       82,291
Goodwill                                             158,321       10,225      156,563
Other noncurrent assets                               12,012        3,457       12,412
                                                   ---------    ---------    ---------
Total assets                                       $ 508,141    $ 279,911    $ 483,237
                                                   =========    =========    =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Trade accounts payable                           $  38,186    $  39,376    $  28,926
  Accrued expenses and other current liabilities      37,062       27,172       30,278
  Revolving loan                                       2,900       30,321        6,300
  Current portion of long-term debt                     --         11,387        1,400
                                                   ---------    ---------    ---------
Total current liabilities                             78,148      108,256       66,904

Deferred taxes                                        23,749       13,608       26,010
Long-term debt                                       299,299       49,635      288,600
Other liabilities                                     12,153        4,694       10,334
                                                   ---------    ---------    ---------
Total liabilities                                    413,349      176,193      391,848

Stockholders' equity:
  Preferred stock                                       --           --           --
  Common stock                                          --           --           --
  Additional paid-in capital                         110,500       63,544      110,500
  Predecessor basis adjustment                       (13,539)        --        (13,539)
  Retained (deficit) earnings                         (5,088)      37,501       (7,820)
  Accumulated other comprehensive income               3,084        2,674        2,248
                                                   ---------    ---------    ---------
                                                      94,957      103,719       91,389
  Treasury stock, at cost                               (165)          (1)        --
                                                   ---------    ---------    ---------
Total stockholders' equity                            94,792      103,718       91,389
                                                   ---------    ---------    ---------
Total liabilities and stockholders' equity         $ 508,141    $ 279,911    $ 483,237
                                                   =========    =========    =========


                                 ATT HOLDING CO.
                   CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                             PREDECESSOR
                                                                         ---------------------
                                                   THIRTEEN WEEKS           THIRTEEN WEEKS
                                                       ENDED                     ENDED
                                                   JUNE 25, 2005             JUNE 27, 2004
                                               -----------------------------------------------

Net sales                                      $ 144,780      100.0%     $ 141,342      100.0%

Cost of goods sold                               109,931       75.9%       102,029       72.2%
                                               ---------------------     ---------------------
Gross profit                                      34,849       24.1%        39,313       27.8%

Selling, general, and administrative expense      21,425       14.8%        21,687       15.3%
Gain on disposal of fixed assets                     (59)       0.0%        (4,791)   -3.4%
Amortization of intangible assets                    447        0.3%         1,085        0.8%
Special Charges                                     --          0.0%           784        0.6%
                                               ---------------------     ---------------------
Operating income                                  13,036        9.0%        20,548       14.5%

Interest expense                                   7,590        5.2%         2,574        1.8%
Other expense                                        305        0.2%           141        0.1%
                                               ---------------------     ---------------------
Income before taxes                                5,141        3.6%        17,833       12.6%

Income tax expense                                 1,531        1.1%         8,142        5.8%
                                               ---------------------     ---------------------
Net income                                     $   3,610        2.5%     $   9,691        6.9%
                                               =====================     =====================


                                 ATT HOLDING CO.
                   CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                 (IN THOUSANDS)


                                                                                PREDECESSOR
                                                                           ----------------------
                                                  THIRTY-NINE WEEKS          THIRTY-NINE WEEKS
                                                       ENDED                        ENDED
                                                   JUNE 25, 2005                 JUNE 27, 2004
                                               ---------------------        ---------------------
                                                    (unaudited)

Net sales                                      $ 360,632      100.0%        $ 355,443      100.0%
Cost of goods sold                               271,650       75.3%          256,248       72.1%
                                               ---------------------        ---------------------
Gross profit                                      88,982       24.7%           99,195       27.9%

Selling, general, and administrative expense      58,976       16.4%           58,808       16.5%
Gain on disposal of fixed assets                    (104)       0.0%           (4,786)      -1.3%
Amortization of intangible assets                  1,307        0.4%            3,303        0.9%
Special Charges                                     --          0.0%              799        0.2%
                                               ---------------------        ---------------------
Operating income                                  28,803        8.0%           41,071       11.6%

Interest expense                                  24,777        6.9%            7,563        2.1%
Other expense                                         83        0.0%              199        0.1%
                                               ---------------------        ---------------------
Income before taxes                                3,943        1.1%           33,309        9.4%

Income tax expense                                 1,211        0.3%           13,928        3.9%
                                               ---------------------        ---------------------
Net income                                     $   2,732        0.8%        $  19,381        5.5%
                                               =====================        =====================


                                 ATT HOLDING CO.
                   CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                                    PREDECESSOR
                                                                               ----------------------
                                                    FIFTY-TWO WEEKS                FIFTY-TWO WEEKS
                                                         ENDED                         ENDED
                                                     JUNE 25, 2005                  JUNE 27, 2004
                                               ----------------------          ----------------------

Net sales                                      $ 443,676       100.0%          $ 438,541       100.0%
Cost of goods sold                               344,659        77.7%            316,065        72.1%
                                               ----------------------          ----------------------
Gross profit                                      99,017        22.3%            122,476        27.9%

Selling, general, and administrative expense      75,548        17.0%             74,761        17.0%
Gain on disposal of fixed assets                    (111)        0.0%             (5,405)       -1.2%
Special Charges                                      (12)        0.0%              3,303         0.8%
Amortization of intangible assets                  1,784         0.4%              1,862         0.4%
                                               ----------------------          ----------------------
Operating income                                  21,808         4.9%             47,955        10.9%

Interest expense                                  30,676         6.9%             10,062         2.3%
Other expense (income)                                47         0.0%               (101)        0.0%
                                               ----------------------          ----------------------
(Loss) income before taxes                        (8,915)       -2.0%             37,994         8.7%
Income tax (benefit) expense                      (3,827)       -0.9%             15,840         3.6%
                                               ----------------------          ----------------------
Net (loss) income                              $  (5,088)       -1.1%          $  22,154         5.1%
                                               ======================          ======================


                                 ATT HOLDING CO.
                 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                   THIRTEEN WEEKS    THIRTEEN WEEKS
                                                       ENDED             ENDED
                                                   JUNE 25, 2005      JUNE 27, 2004
                                                   -------------     --------------

Net income                                            $  3,610          $  9,691

Depreciation of property, plant and equipment            2,665             2,063
Amortization of intangible assets                          447             1,085
Other expense                                              305               141
Gain on disposal of fixed assets                           (59)           (4,791)
Interest expense                                         7,590             2,574
Income taxes                                             1,531             8,142
                                                      --------          --------
EBITDA (a)                                              16,089            18,905

Adjustments to EBITDA
Equity sponsor fees and other expenses (b)                 948             1,273
                                                      --------          --------
Adjusted EBITDA (a)                                   $ 17,037          $ 20,178
                                                      ========          ========


(a) "EBITDA" is calculated as net (loss) income before income tax expense, interest expense, other expense (income) and gain on disposal of fixed assets plus depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for management fees, and non-recurring items. Adjusted EBITDA is not intended to represent cash flow from operations as defined by GAAP and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and Adjusted EBITDA is a basis upon which our management assesses financial performance and covenants in our new senior credit facility are tied to ratios based on this measure. While EBITDA and adjusted EBITDA are frequently used as a measure of operations and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

(b) Consists of management fees paid to private equity sponsor (Castle Harlan subsequent to June 27, 2004 and Wind Point Partners prior thereto), transaction fees associated with acquisitions, fees paid to lenders under our previous revolving loan facility primarily related to the unused portion thereof (in fiscal 2004), non-cash (income) expense related to our pension plan and non-cash charges recorded in accordance with SFAS 13 due to the expensing of escalating rent on a straight-line basis.

                                 ATT HOLDING CO.
                 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                   THIRTY-NINE WEEKS   THIRTY-NINE WEEKS
                                                         ENDED              ENDED
                                                     JUNE 25, 2005      JUNE 27, 2004
                                                   -----------------    ----------------

Net income                                             $  2,732           $ 19,381

Depreciation of property, plant and equipment             7,380              5,953
Amortization of intangible assets                         1,307              3,303
Other expense                                                83                199
Gain on disposal of fixed assets                           (104)            (4,786)
Interest expense                                         24,777              7,563
Income taxes                                              1,211             13,928
                                                       --------           --------
EBITDA (a)                                               37,386             45,541

Adjustments to EBITDA
Inventory write-up (b)                                     --                   90
Equity sponsor fees and other expenses (c)                2,466              2,348
                                                       --------           --------
Adjusted EBITDA (a)                                    $ 39,852           $ 47,979
                                                       ========           ========


(a) "EBITDA" is calculated as net (loss) income before income tax expense, interest expense, other expense (income) and gain on disposal of fixed assets plus depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for management fees, and non-recurring items. Adjusted EBITDA is not intended to represent cash flow from operations as defined by GAAP and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and Adjusted EBITDA is a basis upon which our management assesses financial performance and covenants in our new senior credit facility are tied to ratios based on this measure. While EBITDA and adjusted EBITDA are frequently used as a measure of operations and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

(b) The Company adjusted inventory to fair market value for each acquisition.
These amounts represent additional costs of goods sold as a result of these adjustments.

(c) Consists of management fees paid to private equity sponsor (Castle Harlan subsequent to June 27, 2004 and Wind Point Partners prior thereto), transaction fees associated with acquisitions, fees paid to lenders under our previous revolving loan facility primarily related to the unused portion thereof (in fiscal 2004), non-cash (income) expense related to our pension plan and non-cash charges recorded in accordance with SFAS 13 due to the expensing of escalating rent on a straight-line basis.

                                 ATT HOLDING CO.
                 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                         PREDECESSOR
                                                                       ---------------
                                                    FIFTY-TWO WEEKS    FIFTY-TWO WEEKS
                                                         ENDED               ENDED
                                                     JUNE 25, 2005      JUNE 27, 2004
                                                    ---------------    ---------------

Net income                                             $ (5,088)          $ 22,154

Depreciation of property, plant and equipment            10,006              6,879
Amortization of intangible assets                         1,784              4,366
Other expense (income)                                       47               (101)
Gain on disposal of fixed assets                           (111)            (5,405)
Interest expense                                         30,676             10,062
Income taxes                                             (3,827)            15,840
                                                       --------           --------
EBITDA (a)                                               33,487             53,795

Adjustments to EBITDA
Inventory write-up (b)                                   10,069                429
Equity sponsor fees and other expenses (c)                3,011              2,963
                                                       --------           --------
Adjusted EBITDA (a)                                    $ 46,567           $ 57,187
                                                       ========           ========


(a) "EBITDA" is calculated as net income before income tax expense, interest expense, other income and gain on disposal of fixed assets plus depreciation and amortization. Adjusted EBITDA is EBITDA adjusted as indicated below. Adjusted
EBITDA is not intended to represent cash flow from operations as defined by GAAP and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and
Adjusted EBITDA are a basis upon which our management assesses financial performance and covenants in our senior credit facility are tied to ratios based on this measure. While EBITDA and adjusted EBITDA are frequently used as a measure of operations and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

(b) The Company adjusted inventory to fair market value for each acquisition.
These amounts represent additional costs of goods sold as a result of these adjustments.

(c) Consists of management fees paid to private equity sponsor (Castle Harlan subsequent to June 27, 2004 and Wind Point Partners prior thereto), transaction fees associated with acquisitions, fees paid to lenders under our previous revolving loan facility primarily related to the unused portion thereof (in fiscal 2004), non-cash (income) expense related to our pension plan and non-cash charges recorded in accordance with SFAS 13 due to the expensing of escalating rent on a straight-line basis.